UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2016

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300

Santa Clara, California 95054

(Address of Principal Executive Offices)

(281) 825-4500

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2016, Uni-Pixel, Inc. (the “Company”) along with its subsidiary Uni-Pixel Displays, Inc. (together with the Company referred to as the “Borrowers”), entered into a Loan and Security Agreement dated October 18, 2016 (the “Loan Agreement”) with Western Alliance Bank (the “Bank”) through its Bridge Bank division, with credit support provided by the Export-Import Bank of the United States (“EXIM”) pursuant to the terms of a Borrower Agreement of the Company and a Borrower Agreement of Uni-Pixel Displays, Inc., each dated as of October 24, 2016 (each a “Borrower Agreement” and collectively, the “Borrower Agreements”). The Borrower Agreements are substantially similar in form.

Under the terms of the Loan Agreement, the Borrowers may borrow up to $2.5 million on a revolving basis based on a percentage of eligible export-related accounts. This Loan Agreement is for a two year period ending October 18, 2018. Total borrowings under the line may not exceed 90% of eligible-export related accounts. Borrowings under the line will bear interest at the prime rate plus 1.25 percent. The line is secured by all of the assets of the Borrowers, including intellectual property.

The Loan Agreement includes customary representations and warranties for agreements of this type. In addition, the Loan Agreement contains a number of restrictive covenants that will impose significant operating and financial restrictions on the Borrowers’ operations, including, but not limited to their ability to:

●	Convey, sell, lease, transfer or otherwise dispose of or permit any of the Company or its subsidiaries to transfer, all or any part of any of their business or property, other than: (i) transfers of inventory in the ordinary course of business; (ii) transfers of non-exclusive licenses and similar arrangements for the use of the property of the Company or its subsidiaries in the ordinary course of business; or (iii) transfers of worn-out or obsolete equipment which was not financed by Bank;

●	Merge or consolidate, or permit any of the Company or its subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of their subsidiaries to acquire, all or substantially all of the capital stock or property of another person or suffer or permit a change in control;

●	Create, incur, assume or be or remain liable with respect to any indebtedness, or permit any of their subsidiaries so to do, other than indebtedness permitted under the Loan Agreement;

●	Create, incur, assume or suffer to exist any lien with respect to any of the property of either of them (including without limitation, their intellectual property), other than liens permitted under the Loan Agreement;

●	Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of their subsidiaries to do so other than as permitted under the Loan Agreement;

●	Directly or indirectly acquire or own, or make any investment in or to any person, or permit any of their subsidiaries so to do, other than investments permitted under the Loan Agreement; and

●	Make or contract to make, without Bank’s prior written consent, capital expenditures (including leasehold improvements) or incur liability for rentals of property (including both real and personal property) in an aggregate amount in any fiscal year in excess of $500,000.

The Loan Agreement also provides that the Borrowers shall maintain at all times a minimum asset coverage ratio of at least 1.50 to 1.00.

The Loan Agreement also contains events of default customary for credit facilities of this type, including, among other things, nonpayment of principal or interest when due.

The Borrower Agreement provides, among other things, the terms under which the Bank may make revolving loan advances made to Borrowers supported by an export-related borrowing base certificate setting forth the amount of an advance available at any time based upon a percentage of eligible export-related accounts as defined in the Borrower Agreement.

In addition, the Borrower Agreement contains a number of restrictive covenants that will impose significant operating and financial restrictions on the Borrowers’ operations, including, but not limited to their ability to:

●	Merge, consolidate or otherwise combine with any other person;

●	Acquire all or substantially all of the assets or capital stock of any other person;

●	Sell, lease, transfer, convey, assign or otherwise dispose of any of its assets, except for the sale of inventory in the ordinary course of business and the disposition of obsolete equipment in the ordinary course of business;

●	Create any lien on the assets of the Borrowers other than liens permitted under the Borrower Agreement;

●	Make any material changes in the Borrowers’ organizational structure or identity; and

●	Enter into any agreements to do any of the foregoing.

The Borrower Agreement authorizes EXIM, upon payment of any guaranty claim to Bank in connection with the line, to assume all rights and remedies of the Bank under the Loan Agreement. EXIM may enforce such rights and remedies against the Borrowers and against any assets of Borrowers securing the line. All liens granted to the Bank on the assets of the Borrowers to secure repayment of the line have also been granted by the Borrowers to EXIM.

A copy of the Loan Agreement is attached as Exhibit 10.1 to this report and a form of Borrower Agreement is attached as Exhibit 10.2 to this report. The Loan Agreement and the form of Borrower Agreement are incorporated by reference herein. The foregoing description of the terms of the Loan Agreement and the Borrower Agreements is only a summary of the material terms of the Loan Agreement and Borrower Agreement, does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference in response to this Item 2.03.

Item 8.01 Other Events.

On October 28, 2016, the Company issued a press release announcing the new Loan Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan and Security Agreement by and between Uni-Pixel, Inc., Uni-Pixel Displays, Inc., and Western Alliance Bank, dated October 18, 2016 and entered into on October 24, 2016.

10.2	Form of Borrower Agreement, dated October 24, 2016.

99.1	Press Release issued by Uni-Pixel, Inc. on October 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2016	By:	/s/ Christine Russell
Christine Russell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement by and between Uni-Pixel, Inc., Uni-Pixel Displays, Inc., and Western Alliance Bank, dated October 18, 2016 and entered into on October 24, 2016.

10.2	Form of Borrower Agreement, dated October 24, 2016.

99.1	Press Release issued by Uni-Pixel, Inc. on October 28, 2016.